AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                          DATED AS OF JANUARY 1, 1995

     This Agreement dated as of January 1, 1995 (the "Amendment") is among Hudson United Bank (the "Bank"), HUBCO, Inc. ("HUBCO"), and D. Lynn Van Borkulo-Nuzzo ("Van Borkulo-Nuzzo"), and amends the Employment Agreement dated May 24, 1990 (the "Employment Agreement") among the same parties.

     WHEREAS, the parties wish to amend the Employment Agreement and to extend the Term thereof,

     It Is Hereby agreed as follows:

1.  The term of the Employment shall be extended through December 31, 1998.

2. Whenever "Base Salary" is referred to in the Employment Agreement, it shall be defined as W-2 compensation, which shall include, but not be limited to, salary, bonuses, restricted stock awards, and other items of taxable income included on the W-2 issued by HUBCO or the Bank.

3.  "Average annual compensation" shall be computed based upon W-2 compensation.

3. Except as set forth herein, the Employment Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, HUBCO and the Bank have executed this Amendment by their duly authorized officers and Van Borkulo-Nuzzo has executed this Amendment as her own voluntary act.

                                         HUBCO, INC.

                                           /s/ KENNETH T. NEILSON
                                      By:  -----------------------------------
                                           Kenneth T. Neilson,
                                           President & C.E.O.


                                           /s/ JAMES E. SCHIERLOH
                                      By:  -----------------------------------
                                           James E. Schierloh,
                                           Chairman


                                      HUDSON UNITED BANK

                                           /s/ KENNETH T. NEILSON
                                      By:  -----------------------------------
                                           Kenneth T. Neilson,
                                           President & C.E.O.

                                           /s/ JAMES E. SCHIERLOH
                                      By:  -----------------------------------
                                           James E. Schierloh,
                                           Chairman


AGREED TO AND ACCEPTED:

/s/ D. LYNN VAN BORKULO-NUZZO
-----------------------------------
D. Lynn Van Borkulo-Nuzzo, Employee